Balances at Other Banks	12 Months Ended
Dec. 31, 2015
Balances at Other Banks [Abstract]
Balances at Other Banks
(2) Balances at Other Banks

The Company is required to maintain certain reserves of vault cash and/or deposits with the FRB. The amount of this reserve requirement, included in cash and due from banks and federal funds sold and other short term investments, was approximately $99.1 million and $91.2 million at December 31, 2015 and 2014, respectively.